UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2021

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15943	06-1397316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 Ballardvale Street

Wilmington, Massachusetts 01887

(Address of Principal Executive Offices) (Zip Code)

781-222-6000

(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 per share	CRL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Charles River Laboratories International, Inc. (“Charles River” or the “Company”) will be presenting at the Credit Suisse 30th Annual Healthcare Conference on Tuesday, November 9th, at 10:30 a.m. ET. Management of the Company intends to present an overview of the Company’s strategic focus, business developments and recent trends. Included in this overview will be statements addressing Company’s perspective on 2022 preliminary trends. In particular, in advance of the conference presentation, the Company has posted a slide presentation on the Investor Relations section of the Registrant’s website at http://ir.criver.com which includes the following statements as to the Company’s preliminary assessment of trends for 2022 in the areas of organic revenue growth, non-GAAP operating margin, staffing levels, and capital expenditures:

•	2022 Preliminary Trends

•	Expect robust, sustained demand trends to continue, resulting in low-double-digit organic revenue growth in 2022

•	Expect to generate non-GAAP operating margin improvement next year

o	Continued progress towards our longer-term target of ~22.5% in 2024

•	Intend to continue to effectively manage staffing levels, including increased costs

o	To accommodate growth, have been hiring ahead of our initial plan this year

o	Compensation will be a headwind in 2022, but one that will help us to support the robust client demand and achieve our growth targets that we expect in 2022 and beyond

•	To add capacity to support the anticipated growth, we now believe capex will be ~9% of total revenue in 2022

o	Increase primarily driven by our legacy businesses incl. Safety Assessment

The slide presentation includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the slide presentation are “forward-looking” rather than historic. The slide presentation also states that these and other risks relating to Charles River are set forth in the documents filed by Charles River with the Securities and Exchange Commission. With the exception of the specific statements from the slide presentation copied above, the slide presentation is not incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 9, 2021	CHARLES RIVER LABORATORIES INTERNATIONAL, INC. (Registrant)
	By:	/s/ Matthew Daniel
		Name:	Matthew Daniel
		Title:	Corporate Senior Vice President, General Counsel & Corporate Secretary